                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of earliest event
  reported:  March 22, 2002


                             American Airlines, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  1-2691                    13-1502798
------------------------ ------------------------ ---------------------------------
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

                 4333 Amon Carter Blvd. Fort Worth, Texas  76155
              -----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


                                 (817) 963-1234
                        --------------------------------
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure

American Airlines, Inc. (American or the Company, a wholly owned subsidiary of AMR Corporation), is furnishing herewith certain data regarding its unit costs, fuel, traffic and capacity for February through May of 2002. Additionally, the Company is providing information on the recently passed economic stimulus package which contains a provision regarding net operating loss (NOL) carryback which is favorable to AMR.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              American Airlines, Inc.



                                              /s/ Charles D. MarLett
                                              ----------------------
                                              Charles D. MarLett
                                              Corporate Secretary



Dated:  March 22, 2002

AMR EAGLE EYE

                                                   March 21, 2002

         Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, earnings, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 to the company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices, the inability to successfully integrate the operations of TWA into those of American and to improve their profitability, higher than expected integration costs, and the inability to successfully integrate the workforce of TWA. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.

MONTHLY UPDATE

Attached is our updated monthly guidance on unit cost, fuel, traffic and capacity for February through May of 2002 which includes, among other changes, an increase in our expected fuel price per gallon reflecting the recent run-up in fuel prices. Please note that both AMR Consolidated and AA Mainline Operations reflect the inclusion of TWA LLC operations in the 2002 statistics.

Additionally, the recently passed economic stimulus package contains a provision regarding net operating loss (NOL) carryback which is favorable to AMR. Previously, tax law allowed NOLs to be carried back two years and carried forward twenty years. The new law extends the carryback period from two years to five years for losses arising in 2001 and 2002. This will enable AMR to use its large 2001 NOL, and any NOL arising in 2002, to recover federal income taxes paid from 1996-2000. The net result is likely to be the recovery of several hundred million dollars of taxes, with a present value benefit in excess of $200 million.

However, while the economics of this change to the NOL look back period are positive, it will drive an accounting charge in 2002. During the 1996-2000 period, a tax benefit was recorded for foreign income taxes paid which were used as a credit against AMR's U.S. tax liability. The elimination of our tax liability from these earlier periods means foreign tax credits cannot be used in those years and must be carried forward to future years. However, the carryforward period (5 years from the year foreign taxes were paid) will expire before all of these credits can be used. As a result, we expect to record a tax charge of up to $55 million to reflect the forfeiture of these tax credits. This charge will be split between the first and second quarters of 2002.

Based on ATA reported revenue data for January and February, the combined revenue performance of AA and TWA, relative to 2001, is slightly better than the industry. However, on a reported basis (i.e. excluding TWA's results for Jan/Feb
2001), the year-over-year decline was greater than the industry reflecting below average unit revenues at TWA LLC. Despite this, the sequential trends are showing improvement similar to those of the industry overall.

Please call if you have additional questions.


                                         Michael Thomas
                                         Director, Investor Relations

AMR EAGLE EYE

UNIT COSTS

               AMR CONSOLIDATED COST PER ASM (IN CENTS)

                                                              Actual    ---------------Forecast--------------
                                                               Feb          Mar         Apr          May
                           AMR Cost per ASM                    12.2        11.9         11.8        11.5
                            Yr/Yr B/(W)                        (1.8%)      (0.9%)       (5.2%)      (5.0%)

               AMERICAN MAINLINE OPERATIONS COST PER ASM (IN CENTS)

                                                              Actual    ---------------Forecast--------------
                                                               Feb          Mar         Apr          May
                           AA Cost per ASM                     11.8        11.5         11.4        11.0
                            Yr/Yr B/(W)                        (3.1%)      (1.5%)       (5.7%)      (4.4%)


CAPACITY, TRAFFIC AND FUEL

                                                              Actual    ---------------Forecast--------------
                                                               Feb          Mar         Apr          May
               AA MAINLINE OPS:
                           Capacity (yr/yr)                    1.8%        3.9%        (9.0%)      (12.4%)
                           Traffic (yr/yr)                     4.6%        7.8%       (10.9%)      (11.6%)

                           Fuel (cents/gal incl. tax)           67          70           71           71
                           Fuel Consumption (mil. gal.)        228         262          264          277

               AMERICAN EAGLE:
                           Capacity (yr/yr)                    1.2%       (0.2%)       (2.3%)       (2.4%)
                           Traffic (yr/yr)                     9.6%        4.2%         1.0%         2.1%



Note:  Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002.

Note:  TWA LLC became part of AA/AMR on April 10th, 2001.